UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 2, 2008
 KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

       12200 W. Olympic Boulevard, Suite 200, Los Angeles, California                                                                                                      90064
                                   (Address of Principal Executive Offices)                                                                                                                     (Zip Code)

Registrant’s telephone number, including area code:
(310) 481-8400

 N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      Other Events.

The board of directors of Kilroy Realty Corporation (the “Company”) adopted a resolution at its meeting on October 2, 2008 to submit and recommend for approval to stockholders at the 2009 annual meeting an amendment to the Company’s Articles of Incorporation to de-classify the board of directors.  At the 2008 annual meeting, a stockholder proposal to de-classify the board of directors received the vote of a majority of the outstanding shares of the Company’s common stock.

The Rights Agreement entered into by the Company, dated as of October 2, 1998, expired on October 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: October 2, 2008
	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller